EXHIBIT 32

                            CERTIFICATION OF OFFICERS
                          OF US GLOBAL NANOSPACE, INC.
                           PURSUANT TO 18 USC ss. 1350

      Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) each of the undersigned officers of US Global Nanospace, Inc. (the "Company") does hereby certify, to such officer's knowledge, that:

            (a) The quarterly report on Form 10-QSB for the quarter ended September 30, 2003 of the Company fully complies with the requirements of section 13(a) or 15(b) of the Securities Exchange Act of 1934; and

            (b) Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  February 23, 2004


/s/John Robinson
----------------------------------------
John Robinson,
Chief Executive Officer


/s/Julie Seaman
----------------------------------------
Julie Seaman,
Chief Financial Officer